                                                                    Exhibit 10.3

                          WESTERN RESERVE BANCORP, INC.
                             1998 STOCK OPTION PLAN

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.1 DEFINITIONS: As used herein, the following terms shall have the meaning set forth below, unless the context clearly requires otherwise:

     (a) "Applicable Event" shall mean (i) the expiration of a tender offer or exchange offer (other than an offer by the Company) pursuant to which more than 30% of the Company's issued and outstanding stock has been purchased, or (ii) the approval by the shareholders of the Company of an agreement to merge or consolidate the Company with or into another entity where the Company is not the surviving entity, an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation), or the approval by the shareholders of the Company of an agreement to merge or consolidate the Company with or into another entity where the Company is the surviving entity, pursuant to which more than 25% of the Company's issued and outstanding stock has been transferred.

     (b) "Bank" shall mean the Western Reserve Bank, and any subsidiary of Western Reserve Bank or Western Reserve Bancorp, Inc.

     (c) "Committee" shall mean a Committee consisting of the members of the Board of Directors of the Company or Bank.

     (d)  "Company" shall mean Western Reserve Bancorp, Inc.

     (e) "Director" shall mean a member of the Board of Directors of the Company and, or the Bank.

     (f) "Effective Date" with respect to the Plan shall mean the date specified in Section 2.3 as the Effective Date.

     (g) "Fair Market Value" with respect to a share of Stock shall mean the fair market value of the Stock, as determined by application of such reasonable valuation methods as the Committee shall adopt or apply. The Committee's determination of Fair Market Value shall be conclusive and binding on the Company and the Optionee.

     (h) "Option" shall mean an option to purchase Stock granted pursuant to the provisions of the Plan. Options granted under the Plan shall be Non-qualified Stock Options meaning that they will not be designated as an Incentive Stock Option meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended.

     (i)  "Optionee" shall mean a person to whom an Option has been granted.

     (j) "Plan" shall mean the Western Reserve Bancorp, Inc. 1998 Stock Option Plan, the terms of which are set forth herein.

     (k) "Plan Year" shall mean the twelve-month period beginning on the Effective Date, and each twelve-month period thereafter beginning on the anniversary date of the Effective Date.

     (l) "Stock" shall mean the Common Stock of the Company or, in the event that the outstanding shares of Stock are changed into or exchanged for shares of a different stock or securities of the Company or some other entity, such other stock or securities.

     (m) "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock pursuant to the terms of the Plan.

                                   ARTICLE II
                                    THE PLAN

SECTION 2.1 NAME. This plan shall be known as the "Western Reserve Bancorp, Inc. 1998 Stock Option Plan."

SECTION 2.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company and its shareholders by affording to officers and employees of the Company and the Bank an opportunity to acquire or increase their proprietary interest in the Company by the grant to such persons of Options under the terms set forth herein. By encouraging such persons to become owners of the Company, the Company seeks to attract, motivate, reward and retain those highly competent individuals upon whose judgment, initiative, leadership and efforts the success of the Company depends.

SECTION 2.3 EFFECTIVE DATE AND TERM. The Plan was approved by the Board of Directors of the Company on October 22, 1998, and shall be effective on November 1, 1998. The Plan shall terminate upon the tenth anniversary of the Effective Date.

                                   ARTICLE III
                                 ADMINISTRATION

SECTION 3.1 ADMINISTRATION.

   (a) The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have sole discretion and authority to determine from time to time the individuals to whom Options may be granted, the number of shares of Stock to be subject to each Option, the period during which such Option may be exercised and the price at which such Option may be exercised.

   (b) Meetings of the Committee shall be held at such times and places as shall be determined from time to time by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the vote of a majority of those members present at any meeting shall decide any question brought before the meeting. In addition, the Committee may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of the members.

   (c) No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act of omission on his own part, including, but not limited to, the exercise of any power or discretion given to him under the Plan, except those resulting from his own gross negligence or willful misconduct. All questions of interpretations and application with respect to the Plan or Options granted thereunder shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee.

SECTION 3.2 COMPANY ASSISTANCE. The Company and the Bank shall supply full and timely information to the Committee on all matters relating to eligible employees, their employment, death, retirement, disability or other termination of employment and such other pertinent facts as the Committee may require. The Company and the Bank shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE IV
                                   ELIGIBILITY

Officers of the Company and the Bank and such other employees as the Board of Directors may from time to time designate shall be eligible to participate in the Plan. The Committee may grant Options to any eligible individual subject to the provisions of Section 5.1.

                                    ARTICLE V
                         SHARES OF STOCK SUBJECT TO PLAN

SECTION 5.1 GRANT OF OPTIONS AND LIMITATIONS.

   (a) INITIAL PLAN YEAR. For the initial Plan Year, the Committee, subject to and conditioned upon receipt of ratification by the Board of Directors, shall grant Options according to the following schedule:

        1. Edward J. McKeon shall receive Options for Thirty Two Thousand and Sixty Two (32,062) shares of Stock which shall be granted pursuant to the terms and conditions of the Employment Agreement by and between Mr. McKeon and the Company dated August 25, 1997, as modified by a Stock Option Grant Agreement and Second Addendum to Employment Agreement substantially in the form attached hereto as Exhibit A;

        2. Such other individuals, as are designated by the Committee shall be eligible to receive Options for the number of shares of Stock determined by the Committee.

   (b) SUBSEQUENT YEARS. In any subsequent Plan Year, the Committee may grant Options, subject to and conditioned upon receipt of ratification by the Board of Directors, to such other individuals as are designated by the Committee to receive Options for the number of shares of Stock determined by the Committee.

   (c) STOCK AVAILABLE FOR OPTIONS. Subject to adjustment pursuant to the provisions of Section 8.5 hereof, the aggregate number of shares with respect to which Options may be granted during the term of the Plan shall not exceed Fifty Thousand (50,000) shares of Company Stock. Shares with respect to which Options may be granted may be either authorized and unissued shares or shares issued and thereafter acquired by the Company. No person shall receive Options for more than Thirty Two Thousand and Sixty Two Shares (32,062) shares in any one year, except for adjustments pursuant to the provisions set forth in Section 8.5 hereof.

SECTION 5.2 OPTIONS UNDER THE PLAN. Shares of Stock with respect to which an Option granted hereunder shall have been exercised shall not again be available for grant hereunder. If Options granted hereunder shall expire, terminate or be canceled for any reason without being wholly exercised, new Options may be granted hereunder covering the number of shares to which such Option expiration, termination or cancellation relates.

                                   ARTICLE VI
                                     OPTIONS

SECTION 6.1 OPTION GRANT AND AGREEMENT. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of at least a majority of the members of the Committee and by a written Stock Option Grant Agreement dated as of the date of grant and executed by the Company and the Optionee. The Stock Option Grant Agreement shall set forth such terms and conditions as may be determined by the Committee consistent with the Plan.

SECTION 6.2 OPTION PRICE. The exercise price of the Stock subject to each Option shall not be less than the Fair Market Value of the Stock on the date the Option is granted.

SECTION 6.3 OPTION GRANT AND EXERCISE PERIODS. No Option may be granted after the tenth anniversary of the Effective Date. The period for exercise of each Option shall be determined by the Committee, but in no instance shall such period extend beyond the tenth anniversary of the date of grant of the Option.

SECTION 6.4 OPTION EXERCISE.

     (a) The Company shall not be required to sell or issue shares under any Option if the issuance of such shares shall constitute or result in a violation by the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, (the "Act"), upon exercise of any Option, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that registration under the Act and applicable state securities laws is not required, unless the offer and sale of securities under the Plan is registered or qualified under the Act and applicable state laws. Any determination in this connection by the Committee shall be final, binding and conclusive. If shares are issued under any Option without registrations under the Act of applicable state securities laws, the Optionee may be required to accept the shares subject to such restrictions on transferability as may in the reasonable judgment of the Committee be required to comply with exemptions from registrations under such laws. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Act or applicable state securities laws. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

     (b) Subject to Section 6.4(c) and such terms and conditions as may be determined by the Committee in its sole discretion upon the grant of an Option, an Option may be exercised in whole or in part and from time to time by delivering to the Company at its principal office written notice of intent to exercise the Option with respect to a specified number of shares.

     (c) Except as otherwise set forth in a Stock Option Grant Agreement, an Option granted pursuant to this Plan shall be subject to the following vesting schedule: (i) 25% after one year from the date of grant; (ii) 50% after two years from the date of grant; and (iii) 100% after three years from the date of grant.

     (d) Payment for the shares to be acquired pursuant to exercise of the Option shall be made by delivering to the Company at its principal office a check payable to the order of the Company, in the amount of the Option price for the number of shares of Stock with respect to which the Option is then being exercised.

SECTION 6.5 RIGHTS AS SHAREHOLDER. An Optionee shall have no rights as a Shareholder with respect to any share subject to such Option prior to the exercise of the Option and the purchase of such shares.

SECTION 6.6 LIMITED RIGHTS. Within the earlier of (i) the occurrence of an Applicable Event, or (ii) 30 days following the date on which the Company obtains knowledge of and notifies an Optionee of an Applicable Event, an Optionee shall have the right (without regard to the limitation on the exercise of Options set forth in Section 6.4(c) of the Plan and similar limitations in the Stock Option Grant Agreement) to exercise Options then held.

                                   ARTICLE VII
                 TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

The Plan shall expire with respect to the granting of Stock Options ten years following the Effective Date. The Board of Directors of the Company may at any time and from time to time and in any respect amend, modify or terminate the Plan in its sole discretion.

                                  ARTICLE VIII
                                  MISCELLANEOUS

SECTION 8.1 TRANSFERABILITY During the Grantee's Lifetime, any Option may be exercised only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable except (i) in case of the death of the Grantee, by will or the laws of descent and distribution; (ii) as specifically permitted by and solely to the extent permitted in the Stock Option Grant Agreement, or (iii) to an immediate family member, a partnership consisting solely of immediate family members or trusts for the benefit of immediate family members.

SECTION 8.2 DESIGNATION OF BENEFICIARY A participant may file a written designation of a beneficiary who is to receive any stock and/or cash. Such designation of beneficiary may be changed by the participant at any time by written notice to the Treasurer of the Company. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed

(to the knowledge of the Company), the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the stock or cash credited to the participant under the Plan.

SECTION 8.3 EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH.

     (a) If an Optionee's status as an Officer or as an employee of the Company or the Bank terminates for any reason, other than the death, disability or termination of service after attainment of age 65, before the date of expiration of Stock Options held by such Optionee, such Nonqualified Stock Options shall become null and void on the 90th day following the date of such termination. The date of such termination shall be the date the Optionee ceases to be a Director or an employee of the Company or the Bank.

     (b) If an Optionee dies before the expiration of Stock Options held by the Optionee, such Stock Options shall terminate on the earlier of (i) the date of expiration of the Stock Options or (ii) one year following the date of the Optionee's death. The executor or administrator or personal representative of the estate of a deceased Optionee, or the person or persons to whom a Stock Option granted hereunder shall have been validly transferred by the executor or the administrator or the personal representative of the Optionee's estate, shall have the right to exercise the Optionee's Stock Option. To the extent that such Stock Options would otherwise by exercisable under the terms of the Plan and the Optionee's Stock Option Grant Agreement, such exercise may occur at any time prior to the termination date specified in this paragraph.

     (c) If an Optionee separates from service after attainment of age 65 before the expiration of Stock Options held by the Optionee, such Stock Options shall terminate on the earlier of (i) the date of expiration of the Stock Options or (ii) three years following the date of the Optionee's termination of service.

     (d) If an Optionee becomes totally disabled before the expiration of Stock Options held by the Optionee, such Stock Options shall terminate on the earlier of (i) the date of expiration of the Stock Options or (ii) one year following the date of the Optionee's termination of service due to disability.

     (e) With respect to any option granted pursuant to this Plan to an employee of the Company or the Bank, in the event that such employee shall be terminated "for cause", then all Options granted to such employee shall be null an void as of 12:01 a.m. of the date of termination of employment.

          For purposes of this Plan, termination "for cause" shall be defined to include, but shall not be limited to, termination resulting from acts of the employee which constitute embezzlement, theft or similar defalcation of the Company and/or Bank or for a violation of FIRREA, FIDICIA, the Bank Secrecy Act, the Money Laundering Control Act or Rule 10B-5 under the Securities and Exchange Act of 1934 and any amendments thereof promulgated hereafter.

SECTION 8.4 ACCELERATION OF EXERCISE OR LOSS OF OPTION. Notwithstanding any other provisions of this Plan or any Stock Option Grant Agreements entered into pursuant to the Plan, an Optionee may be required to exercise or forfeit any Option issued under the Plan in the event that the Company's or the Bank's capital falls below minimum requirements and the Company or the Bank is required by its primary federal or state banking regulator to demand that the Optionee exercise or waive such Options. Upon receipt by the Company or the Bank of any demand for an Optionee to exercise or waive such Options, the Company shall send written notice of such demand to the Optionee within ten (10) days of receipt of such notice from its or the Bank's primary federal or state regulator, as the case may be. The Optionee shall have ninety (90) days after receipt of written notice from the Company to exercise such Options. To the extent that the Options have not been exercised by the end of such ninety (90) day period, such rights shall be deemed forfeited.

SECTION 8.5 ANTIDILUTION. The provisions of subsections (a) and (b) shall apply in the event that the outstanding shares of Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or another entity by reason of any merger, consolidation, reorganization, recapitalization, reclassification, combination, stock split or stock dividend.

   (a) The aggregate number and kind of shares subject to Options which may be granted hereunder shall be adjusted appropriately.

   (b) Where dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving company is involved, each outstanding Option granted hereunder shall, subject to Section 6.6, terminate.

The Foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee and any such adjustment may provide for the elimination of fractional share interests.

SECTION 8.6 APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Stock pursuant to Options shall be used for general corporate purposes.

SECTION 8.7 TENURE. Nothing in the Plan or in any Option granted hereunder or in any Stock Option Grant Agreement relating thereto shall confer upon any officer or employee, the right to continue in such position with the Company or the Bank.

SECTION 8.8 OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or the Bank, nor shall the Plan preclude the Company or the Bank from establishing any other forms of incentive or other compensation for officers or employees of the Company or the Bank.

SECTION 8.9 NO OBLIGATION TO EXERCISE OPTIONS. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

SECTION 8.10 PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors and assigns of the Company.

SECTION 8.11 SINGULAR, PLURAL GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include feminine.

SECTION 8.12 HEADINGS, ETC., NO PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience of reference; they constitute no part of the plan.

SECTION 8.13 GOVERNING LAW. Except as otherwise required by law, the validity, construction and administration of this Plan shall be determined under the Laws of the State of Ohio.

Approved this 22nd day of October, 1998.

WESTERN RESERVE BANCORP, INC.

By:/s/ P.M. Jones
   --------------------------------------------------
     P.M. Jones, Chairman of the Board of Directors